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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: AUGUST 14, 2001
                Date of Earliest Event Reported: AUGUST 10, 2001

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                 0-20421                          84-1288730
        (Commission File Number)     (I.R.S. Employer Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400
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ITEM 5.  OTHER EVENTS.

         See Exhibit 7(a) to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibit is being filed with this Form 8-K:

         (a)      Press Release issued August 10, 2001 by Liberty Media
                  Corporation.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2001

                                        LIBERTY MEDIA CORPORATION


                                        By:  /s/ CHARLES Y. TANABE
                                             --------------------------------
                                        Name:  Charles Y. Tanabe
                                        Title: Senior Vice President, General
                                               Counsel and Secretary
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                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION
-------           -----------

7(a)              Press Release issued August 10, 2001 by Liberty Media
                  Corporation.